Exhibit 21

List of Subsidiaries

Absolute Total Care, Inc., a South Carolina corporation
AcariaHealth Pharmacy #11, Inc., a Texas corporation
AcariaHealth Pharmacy #12, Inc., a New York corporation
AcariaHealth Pharmacy #13, Inc., a California corporation
AcariaHealth Pharmacy #14, Inc., a California corporation
AcariaHealth Pharmacy #26, Inc., a Delaware corporation
AcariaHealth Pharmacy, Inc., a California corporation
AcariaHealth Solutions, Inc., a Delaware corporation
AcariaHealth, Inc., a Delaware corporation
Access Medical Acquisition, LLC, a Delaware LLC
Access Medical Group of Florida City, LLC, a Florida LLC
Access Medical Group of Hialeah, LLC, a Florida LLC
Access Medical Group of Lakeland, LLC, a Florida LLC
Access Medical Group of Miami, LLC, a Florida LLC
Access Medical Group of North Miami Beach, LLC, a Florida LLC
Access Medical Group of Opa-Locka, LLC, a Florida LLC
Access Medical Group of Perrine, LLC, a Florida LLC
Access Medical Group of Tampa, LLC, a Florida LLC
Access Medical Group of Tampa II, LLC, a Florida LLC
Access Medical Group of Tampa III, LLC, a Florida LLC
Access Medical Group of Westchester, LLC, a Florida LLC
Accountable Care Coalition Direct Contracting, LLC, a Florida LLC
Accountable Care Coalition of Chesapeake, LLC, a Maryland LLC
Accountable Care Coalition of Community Health Centers, LLC, a Texas LLC
Accountable Care Coalition of Community Health Centers II, LLC, a Texas LLC
Accountable Care Coalition of Elite Providers II, LLC, a Delaware LLC
Accountable Care Coalition of Elite Providers, III, LLC, a Delaware LLC
Accountable Care Coalition of Elite Providers IV, LLC, a Delaware LLC
Accountable Care Coalition of Elite Providers LLC, a Hawaii LLC
Accountable Care Coalition of Elite Providers V, LLC, a Delaware LLC
Accountable Care Coalition of Elite Providers VII, LLC, an Arizona LLC
Accountable Care Coalition of Florida Partners, LLC, a Florida LLC
Accountable Care Coalition of Georgia, LLC, a Georgia LLC
Accountable Care Coalition of Maryland, LLC, a Maryland LLC
Accountable Care Coalition of Maryland Primary Care, LLC, a Maryland LLC
Accountable Care Coalition of New Jersey, Inc., a New Jersey corporation
Accountable Care Coalition of North Texas, LLC, a Texas LLC
Accountable Care Coalition of Northeast Georgia, LLC, a Georgia LLC
Accountable Care Coalition of Northeast Partners, LLC, a Pennsylvania LLC
Accountable Care Coalition of Northwest Florida, LLC, a Florida LLC
Accountable Care Coalition of Prime Health, LLC, an Oregon LLC
Accountable Care Coalition of Quality Health, LLC, an Oregon LLC
Accountable Care Coalition of Quality Health II, LLC, a Delaware LLC
Accountable Care Coalition of Quality Health III, LLC, a Delaware LLC
Accountable Care Coalition of Southeast Partners, LLC, a Georgia LLC

Accountable Care Coalition of Southeast Physician Partners, LLC, a South Carolina LLC
Accountable Care Coalition of Southeast Texas, Inc., a Texas corporation
Accountable Care Coalition of Southeast Wisconsin, LLC, a Wisconsin LLC
Accountable Care Coalition of Tennessee, LLC, a Tennessee LLC
Accountable Care Coalition of Texas, Inc., a Texas corporation
Agate Resources, Inc., an Oregon corporation
Ambetter of Magnolia, Inc., a Mississippi corporation
Ambetter of North Carolina, Inc., a North Carolina corporation
Ambetter of Peach State Inc., a Georgia corporation
America's 1st Choice California Holdings, LLC, a Florida corporation
American Progressive Life and Health Insurance Company of New York, a New York corporation
Apixio, Inc, a Delaware corporation
Arch Personalized Medicine Initiative, LLC, a Missouri LLC
Arkansas Health & Wellness Health Plan, Inc., an Arkansas corporation
Arkansas Total Care, Inc., an Arkansas corporation
Arkansas Total Care Holding Company, LLC, a Delaware LLC
AT Learning Ltd., an English and Welsh private company
AT Medics Holdings LLP, an English and Welsh LLP
AT Medics Ltd., an English and Welsh private company
AT Technology (Private) Ltd., a Pakistan private company
AT Technology Services Ltd., an English and Welsh private company
AWC of Syracuse, Inc., a New York corporation
B2B Gestion Integra S.L.U., a Spanish S.L.U.
B2B Salud S.L.U., a Spanish S.L.U.
Bankers Reserve Life Insurance Company of Wisconsin, a Wisconsin corporation
Bishopswood SPV Ltd., an English and Welsh private company
BMI Healthcare Ltd., an English and Welsh private company
BMI Hospital Decontamination Ltd., an English and Welsh private company
BMI Imaging Clinic Ltd., an English and Welsh private company
BMI Southend Private Hospital Ltd., an English and Welsh private company
BMI Syon Clinic Ltd., an English and Welsh private company
Bridgeway Health Solutions LLC, a Delaware LLC
Bridgeway Health Solutions of Arizona, Inc., an Arizona corporation
Buckeye Community Health Plan, Inc., an Ohio corporation
Buckeye Health Plan Community Solutions, Inc., an Ohio corporation
California Health and Wellness Plan, a California corporation
Cantina Laredo Clayton, LP, a Delaware limited partnership
Care1st Health Plan Administrative Services, Inc., an Arizona corporation
Care 1st Health Plan of Arizona, Inc., an Arizona corporation
Carolina Complete Health Holding Company Partnership, a Delaware partnership
Carolina Complete Health, Inc., a North Carolina corporation
CCTX Holdings, LLC, a Texas LLC
CEF Holding Company Limited, a limited liability Malta company
Celtic Group, Inc., a Delaware corporation
Celtic Insurance Company, an Illinois corporation
CeltiCare Health Plan Holdings LLC, a Delaware LLC
CeltiCare Health Plan of Massachusetts, Inc., a Massachusetts corporation
Cenpatico Behavioral Health, LLC, a California LLC
Centene Center, LLC, a Delaware LLC

Centene Center I, LLC, a Delaware LLC
Centene Center II, LLC, a Delaware LLC
Centene Company of Texas, LP, a Texas limited partnership
Centene Europe Finance Company Limited, a limited liability Malta company
Centene Health Plan Holdings, Inc., a Delaware corporation
Centene Institute for Advanced Health Education, LLC, a Delaware LLC
Centene International Financing Company Limited, a limited liability Malta company
Centene International Ventures, LLC, a Delaware LLC
Centene Management Company, LLC, a Wisconsin LLC
Centene Technology Europe, S.L.U., a Spanish S.L.U.
Centene Technology UK Ltd., an English and Welsh private company
Centene Venture Company Alabama Health Plan, Inc., an Alabama corporation
Centene Venture Company Florida, Inc., a Florida corporation
Centene Venture Company Illinois, Inc., an Illinois corporation
Centene Venture Company Indiana, Inc., an Indiana corporation
Centene Venture Company Kansas, Inc., a Kansas corporation
Centene Venture Company Michigan, Inc., a Michigan corporation
Centene Venture Company Tennessee, Inc., a Tennessee corporation
Centene Venture Insurance Company Texas, Inc., a Texas corporation
Centro Inmunologocia De La Comunidad Valenciana, S.L., a Spanish S.L.
Centurion Correctional Healthcare of New Mexico, LLC, a New Mexico LLC
Centurion Detention Health Services, LLC, a Delaware LLC
Centurion of Arizona, LLC, an Arizona LLC
Centurion of Delaware, LLC, a Delaware LLC
Centurion of Florida, LLC, a Florida LLC
Centurion of Indiana, LLC, an Indiana LLC
Centurion of Kansas, LLC, a Kansas LLC
Centurion of Minnesota, LLC, a Minnesota LLC
Centurion of Mississippi, LLC, a Mississippi LLC
Centurion of New Hampshire, LLC, a Delaware LLC
Centurion of Pennsylvania, LLC, a Pennsylvania LLC
Centurion of Tennessee, LLC, a Tennessee LLC
Centurion of Vermont, LLC, a Vermont LLC
Centurion of West Virginia, LLC, a West Virginia LLC
Centurion of Wyoming, LLC, a Wyoming LLC
Centurion, LLC, a Delaware LLC
Chrysalis Medical Services, LLC, a New Jersey LLC
Circle Birmingham Ltd., an English and Welsh private company
Circle Clinical Services Ltd., an English and Welsh private company
Circle Harmony Health Ltd., a Hong Kong private company
Circle Health 1 Ltd., an English and Welsh private company
Circle Health 2 Ltd., an English and Welsh private company
Circle Health 3 Ltd., an English and Welsh private company
Circle Health 4 Ltd., an English and Welsh private company
Circle Health Holdings Ltd., an English and Welsh private company
Circle Health Ltd., an English and Welsh private company
Circle Holdings Ltd., a Jersey private company
Circle Hospital (Reading) Ltd., an English and Welsh private company
Circle International, an English and Welsh PLC

Circle Nottingham Ltd., an English and Welsh private company
Circle Rehabilitation Services Ltd., an English and Welsh private company
Clinica Santo Domingo De Lugo, S.L., a Spanish S.L.
CMC Real Estate Company, LLC, a Delaware LLC
Collaborative Health Systems, LLC, a New York LLC
Collaborative Health Systems IPA, LLC, a Florida LLC
Collaborative Health Systems of Maryland, LLC, a Maryland LLC
Collaborative Health Systems of Virginia, LLC, a Virginia LLC
Community Medical Holdings Corporation, a Delaware corporation
Comprehensive Health Management, Inc., a Florida corporation
Coordinated Care Corporation, an Indiana corporation
Coordinated Care of Washington, Inc., a Washington corporation
CT Poprad, s.r.o., a Slovakia S.R.O.
CT Presov s.r.o., a Slovakia S.R.O.
DELMARVA Collaborative Care, LLC, a Delaware LLC
Discare CZ, a.s., a Czech Republic A.S.
District Community Care, Inc., a Washington D.C. corporation
Dr Magnet s.r.o., a Slovakia S.R.O.
Elche-Crevillente Salud, a Spanish S.A.
Envolve Benefits Options, Inc., a Delaware corporation
Envolve Dental, Inc., a Delaware corporation
Envolve Dental of Florida, Inc., a Florida corporation
Envolve Dental of Texas, Inc., a Texas corporation
Envolve Dental IPA of New York, Inc., a New York corporation
Envolve Holdings, Inc., a Delaware corporation
Envolve, Inc., a Delaware corporation
Envolve PeopleCare, Inc., a Delaware corporation
Envolve Pharmacy IPA, LLC, a New York LLC
Envolve Pharmacy Solutions, Inc., a Delaware corporation
Envolve Optical, Inc. a Delaware corporation
Envolve Total Vision, Inc., a Delaware corporation
Envolve Vision Benefits, Inc., a Delaware corporation
Envolve Vision, Inc., a Delaware corporation
Envolve Vision IPA of New York, Inc., a New York corporation
Envolve Vision of Florida, Inc., a Florida corporation
Envolve Vision of Texas, Inc., a Texas corporation
Essential Care Partners, LLC, a Texas LLC
Forensic Health Services, LLC, a Delaware LLC
Foundation Care, LLC, a Missouri LLC
General Healthcare Group Ltd., an English and Welsh private company
General Healthcare Holdings 2 Ltd., an English and Welsh private company
General Healthcare Holdings 3 Ltd., an English and Welsh private company
Generale de Sante International Ltd., an English and Welsh private company
GHG (DB) Pension Trustees Ltd., an English and Welsh private company
GHG Healthcare Holdings Ltd., an English and Welsh private company
GHG Intermediate Holdings Ltd., an English and Welsh private company
GHG Leasing Ltd., an English and Welsh private company
GHG Mount Alvernia Hospital Ltd., an English and Welsh private company
Golden Triangle Physician Alliance, a Texas not-for-profit corporation

Granite State Health Plan, Inc., a New Hampshire corporation
Hallmark Life Insurance Company, an Arizona corporation
Harmony Health Management, Inc., a New Jersey corporation
Harmony Health Plan, Inc., an Illinois corporation
Harmony Health Systems Inc., a New Jersey corporation
Health Care Enterprises, LLC, a Delaware LLC
Health Net Access, Inc., an Arizona corporation
Health Net Community Solutions, Inc., a California corporation
Health Net Community Solutions of Arizona, Inc., an Arizona corporation
Health Net Federal Services, LLC, a Delaware LLC
Health Net Health Plan of Oregon, Inc., an Oregon corporation
Health Net Life Insurance Company, a California corporation
Health Net Life Reinsurance Company, a Cayman Islands corporation
Health Net, LLC, a Delaware LLC
Health Net of Arizona, Inc., an Arizona corporation
Health Net of California, Inc., a California corporation
Health Plan Real Estate Holdings, Inc., a Missouri corporation
HealthSmart Benefit Solutions, Inc., an Illinois corporation
HealthSmart Benefits Management, LLC, a Texas LLC
HealthSmart Care Management Solutions, LP, a Texas partnership
HealthSmart Information Systems, Inc., a Texas corporation
HealthSmart Preferred Care II, LP, a Texas partnership
HealthSmart Preferred Network II Inc., a Delaware corporation
HealthSmart Primary Care Clinics, LP, a Texas partnership
HealthSmart Rx Solutions, Inc., an Ohio corporation
Healthy Louisiana Holdings, LLC, a Delaware LLC
Healthy Missouri Holdings, Inc., a Missouri corporation
Healthy Washington Holdings, Inc., a Delaware corporation
Heritage Health Systems, Inc., a Texas corporation
Heritage Health Systems of Texas, Inc., a Texas corporation
Heritage Physician Networks, a Texas not-for-profit corporation
HHS Texas Management, Inc., a Texas corporation
HHS Texas Management, LP, a Texas limited partnership
HLM Strategic Investment Fund, L.P., a Delaware limited partnership
Home State Health Plan, Inc., a Missouri corporation
HomeScripts.com, LLC, a Michigan LLC
Hospinet, S.L.,a Spanish S.L.
Hospital Polusa, S.A., a Spanish S.A.
Hospital Povisa, S.A., a Spanish S.A.
Illinois Health Practice Alliance, LLC, a Delaware corporation
Infraestructuras y Servicios de Alzira S. L., a Spanish S.L.
Integrated Mental Health Services, a Texas corporation
Interpreta Holdings, Inc., a Delaware corporation
Interpreta, Inc., a Delaware corporation
Iowa Total Care, Inc., an Iowa corporation
Kentucky Spirit Health Plan, Inc., a Kentucky corporation
LifeShare Management Group, LLC, a New Hampshire LLC
Louisiana Healthcare Connections, Inc., a Louisiana corporation
Magnolia Health Plan, Inc., a Mississippi corporation

Managed Health Network, a California corporation
Managed Health Network, LLC, a Delaware LLC
Managed Health Services Insurance Corporation, a Wisconsin corporation
Marina Salud, S.A., a Spanish S.A.
Maryland Collaborative Care, LLC, a Maryland LLC
Maryland Collaborative Care Transformation Organization, Inc., a Delaware corporation
Mauli Ola Health and Wellness, Inc., a Hawaii corporation
Medicina NZ, spol s.r.o., a Slovakia S.R.O.
Meriden Hospital Advanced Imaging Centre Ltd., an English and Welsh private company
Meridian Health Plan of Illinois, Inc., an Illinois corporation
Meridian Health Plan of Michigan, Inc., a Michigan corporation
Meridian Management Company, LLC (a/k/a Meridian Administration Company, LLC), a Michigan LLC
Meridian Network Services, LLC, a Michigan LLC
MeridianRx, LLC, a Michigan LLC
MeridianRx IPA, LLC, a New York LLC
MeridianRx of Indiana, LLC, a Michigan LLC
MH Services International Holdings (UK) Limited, an English and Welsh private company
MHM Services, Inc., a Delaware corporation
MHM Correctional Services, LLC, a Delaware LLC
MHM Services of California, LLC, a California LLC
MHM Solutions, LLC, a Delaware LLC
MHM Health Professionals, LLC, a Delaware LLC
MHN Government Services LLC, a Delaware LLC
MHN Services, LLC, a California LLC
MHS Consulting International, Inc., a Delaware corporation
MHS Travel & Charter, Inc., a Wisconsin corporation
Michigan Complete Health, a Michigan corporation
Mid-Atlantic Collaborative Care, LLC, a Maryland LLC
Mount Alvernia PET CT Ltd., an English and Welsh private company
MR Centrum Melnick, s.r.o., a Czech Republic S.R.O.
MR Poprad, s.r.o., a Slovakia S.R.O.
MR Zilina, s.r.o., a Slovakia S.R.O.
Nations Healthcare Ltd., an English and Welsh private company
Nebraska Total Care, Inc., a Nebraska corporation
Network Providers, LLC, a Delaware LLC
New York Quality Healthcare Corporation, a New York corporation
Next Door Neighbors, Inc., a Delaware corporation
Next Door Neighbors, LLC., a Delaware LLC
Northern Maryland Collaborative Care, LLC, a Maryland LLC
North West Cancer Clinic Ltd., an English and Welsh private company
Novasys Health, Inc., a Delaware corporation
OB Care, a Czech Republic S.R.O.
OB Klinika a.s., a Czech Republic A.S.
Ohana Health Plan, Inc., a Hawaii corporation
Oklahoma Complete Health Holding Company, LLC, a Delaware LLC
Oklahoma Complete Health Inc., an Oklahoma corporation
One Care by Care 1st Health Plans of Arizona, Inc, an Arizona corporation
Operose Health (Group) Ltd., an English and Welsh private company
Operose Health (Group) UK Ltd., an English and Welsh private company

Operose Health Ltd., an English and Welsh private company
Pantherx Access Services, LLC, a Pennsylvania LLC
Pantherx Specialty, LLC, a Pennsylvania LLC
Panther Pass Co, LLC, a Pennsylvania LLC
Panther Specialty Holding Co, LLC, a Pennsylvania LLC
Parker LP, LLC, a Nevada LLC
Peach State Health Plan, Inc., a Georgia corporation
Penn Marketing America, LLC, a Delaware LLC
Pennsylvania Health and Wellness, Inc., a Pennsylvania corporation
Preamed s.r.o., a Slovakia S.R.O.
Premier Marketing Group, LLC, a Delaware LLC
Primary Care Partners Ltd., an English and Welsh private company
PRIMEROSALUD, S.L.U., a Spanish S.L.U.
Pro Diagnostic Group, A.S., a Slovakia A.S.
Pro Magnet, s.r.o, a Slovakia S.R.O.
Pro Magnet CZ, s.r.o., a Czech Republic S.R.O.
Pro Nuclear, a.s., a Slovakia A.S.
Pro RTG, s.r.o, a Slovakia S.R.O.
Progress Medical A.S., a Czech Republic A.S.
Prowl Holdings, LLC, a Delaware LLC
QCA Healthplan, Inc., an Arkansas corporation
Qualchoice Life and Health Insurance Company, and Arkansas company
Quincy Coverage Corporation, a New York corporation
Rhythm Health Tennessee, Inc., a Tennessee corporation
Ribera Diagnóstics, S.L.U., a Spanish S.L.U.
Ribera Healthcare,S.L.U., a Spanish S.L.U.
Ribera Lab, S.L.U., a Spanish S.L.U.
Ribera Management, S.L.U., a Spanish S.L.U.
Ribera Salud II, a Spanish UTE
Ribera Slaud Infraestructuras S.L.U., a Spanish S.L.U.
Ribera Salud Proyectos S.L., a Spanish S.L.
Ribera Salud Tecnologias S.L.U., a Spanish S.L.U.
Ribera Salud, S.A., a Spanish S.A.
Ribera-Quilpro UTE, a Spanish UTE
Runnymeade SPV Ltd., an English and Welsh private company
Salus Administrative Services, Inc., a New York corporation
Salus IPA, LLC, a New York LLC
Secure Capital Solutions 2000, S.L.U., a Spanish S.L.U.
SelectCare Health Plans, Inc., a Texas corporation
SelectCare of Texas, Inc., a Texas corporation
Servicios De Mantenimiento Prevencor, S.L.U., a Spanish S.L.U.
Shanghai Circle Harmony Hospital Management Limited, a Chinese private company
SilverSummit Healthplan, Inc., a Nevada corporation
Social Health Bridge Trust, a Delaware trust
Social Health Bridge, LLC, a Delaware LLC
Specialty Therapeutic Care Holdings, LLC, a Delaware LLC
Specialty Therapeutic Care, GP, LLC, a Texas LLC
Specialty Therapeutic Care, LP, a Texas limited partnership
Sunflower State Health Plan, Inc., a Kansas corporation

Sunshine Health Community Solutions, Inc., a Florida corporation
Sunshine Health Holding, LLC, a Florida LLC
Sunshine State Health Plan, Inc., a Florida corporation
Superior HealthPlan, Inc., a Texas corporation
Superior HealthPlan Community Solutions, Inc., a Texas corporation
Superior Health Management Advisors, LLC
Terapias Medicas Domiciliarias, S.L., a Spanish S.L.
The Pavilion Clinic Ltd., an English and Welsh private company
The Practice Properties Limited, an English and Welsh private company
The WellCare Management Group, Inc., a New York corporation
Three Shires Hospital LP, an English and Welsh limited partnership
TKH Holding Ltd., an English and Welsh private company
Torrejon Salud, S.A., a Spanish S.A.
Torrevieja Salud S.L.U., a Spanish S.L.U.
Torrevieja Salud UTE, a Spanish UTE
Transplant Health Solutions IPA, Inc., a New York corporation
Trillium Community Health Plan, Inc., an Oregon corporation
UAM Agent Services Corp., an Iowa corporation
Universal American Corp., a Delaware corporation
Universal American Holdings, LLC, a Delaware LLC
Universal American Financial Services, Inc., a Delaware corporation
Vivamed s.r.o., a Slovakia S.R.O.
WCG Health Management, Inc., a Delaware corporation
Windsor Health Group, Inc., a Tennessee corporation
WellCare Health Insurance Company of America, an Arkansas corporation
WellCare Health Insurance Company of Kentucky, Inc., a Kentucky corporation
WellCare Health Insurance Company of Louisiana, Inc., a Louisiana corporation
WellCare Health Insurance Company of Nevada, Inc., a Nevada corporation
WellCare Health Insurance Company of Oklahoma, Inc., an Oklahoma corporation
WellCare Health Insurance Company of Washington, Inc., a Washington corporation
WellCare Health Insurance Company of New Hampshire, Inc., a New Hampshire corporation
WellCare Health Insurance Company of New Jersey, Inc., a New Jersey corporation
WellCare Health Insurance of Arizona, Inc., an Arizona corporation
WellCare Health Insurance of Connecticut, Inc., a Connecticut corporation
WellCare Health Insurance of Hawaii, Inc., a Hawaii corporation
WellCare Health Insurance of New York, Inc., a New York corporation
WellCare Health Insurance of North Carolina, Inc., a North Carolina corporation
WellCare Health Insurance of Southwest, Inc., an Arizona corporation
WellCare Health Insurance of Tennessee, Inc., a Tennessee corporation
WellCare Health Plans, Inc., a Delaware corporation
WellCare Health Plans of Arizona, Inc., an Arizona corporation
WellCare Health Plans of Kentucky, Inc., a Kentucky corporation
WellCare Health Plans of Massachusetts, Inc., a Massachusetts corporation
WellCare Health Plans of Missouri, Inc., a Missouri corporation
WellCare Health Plans of New Jersey, Inc., a New Jersey corporation
WellCare Health Plans of Rhode Island, Inc., a Rhode Island corporation
WellCare Health Plans of Vermont, Inc., a Vermont corporation
WellCare National Health Insurance Company, a Texas corporation
WellCare of Alabama, Inc., an Alabama corporation

WellCare of Arkansas, Inc., an Arkansas corporation
WellCare of California, Inc., a California corporation
WellCare of Connecticut, Inc., a Connecticut corporation
WellCare of Georgia, Inc., a Georgia corporation
WellCare of Illinois, Inc., an Illinois corporation
WellCare of Indiana, Inc., an Indiana corporation
WellCare of Maine, Inc., a Maine corporation
WellCare of Michigan Holding Company, a Michigan corporation
WellCare of Missouri Health Insurance Company, Inc., a Missouri corporation
WellCare of Mississippi, Inc., a Mississippi corporation
WellCare of New Hampshire, Inc., a New Hampshire corporation
WellCare of New York, Inc., a New York corporation
WellCare of North Carolina, Inc., a North Carolina corporation
WellCare of Ohio, Inc., an Ohio corporation
WellCare of Oklahoma, Inc., an Oklahoma corporation
WellCare of Pennsylvania, Inc., a Pennsylvania corporation
WellCare of South Carolina, Inc., a South Carolina corporation
WellCare of Texas, Inc., a Texas corporation
WellCare of Virginia, Inc., a Virginia corporation
WellCare of Washington, Inc., a Washington corporation
WellCare Prescription Insurance, Inc., an Arizona corporation
Western Sky Community Care, Inc., a New Mexico corporation
Winning Security, S.L., a Spanish S.L.
Worlco Management Services, Inc., a New York corporation